Exhibit 23.3



                       CONSENT OF SPROULE ASSOCIATES INC.



      We consent to the references to our reports under the captions "Description of Business," "Description of Property," and "Management's Discussion and Analysis of Financial Condition and Results of Operations" appearing and incorporated by reference in the Annual Report on Form 10-KSB/A for Kestrel Energy, Inc. for the fiscal year ended June 30, 2002.


                                          By: /S/L. S. O'CONNOR
                                             ----------------------------------
Denver, Colorado                             Title:  U.S. Manager
July 14, 2003